UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

February 28, 2010

Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

(GDF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Partners Income Fund Inc.

Fund objective

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Statement of cash flows	20

Financial highlights	21

Notes to financial statements	22

Board approval of management and subadvisory agreements	32

Additional shareholder information	37

Dividend reinvestment and cash purchase plan	38

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Partners Income Fund Inc. for the six-month reporting period ended February 28, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance,

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

Western Asset Global Partners Income Fund Inc.	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the reporting period.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through February 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004. Manufacturing then took a modest step backward in February as the PMI was 56.5.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of February 2010, there was an 8.6 month supply of unsold homes, up from a 7.8 month supply the prior month. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009, 7.2% in January 2010 and 0.6% in February. December’s decline was not surprising, given sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s and February’s sales declines were disappointing.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January, where it also remained at the end of February. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

In a continuation from the second calendar quarter of 2009, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds during the six months ended February 28, 2010.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. This was in sharp contrast to the latter part of 2008 and early 2009, when the financial markets were negatively impacted by periods of extreme volatility, illiquidity and heightened risk aversion. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Fed kept the federal funds ratev in a range of 0 to 1/4 percent during each of its four meetings during the period. At its meeting in March 2010 (subsequent to the close of the reporting period), the Fed said it “will maintain the target range for the federal funds rate at

IV	Western Asset Global Partners Income Fund Inc.

Investment commentary (cont’d)

0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

Fixed-income market review

Continuing the trend that began in early 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended February 28, 2010. While risk aversion ruled the fixed-income markets during much of 2008 and early 2009, by the end of the first quarter of 2009, there was robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 0.97% and 3.40%, respectively, two- and ten-year Treasury yields then generally declined through the end of November, with two- and ten-year Treasury yields falling to 0.67% and 3.21%, respectively. With economic data further improving at the end of 2009, yields then moved sharply higher in December, with two- and ten-year Treasury yields rising to 1.14% and 3.85%, respectively, on December 31st. However, some mixed economic data then caused yields to decline again in January. Treasuries then traded in a relatively narrow range in February, as investors digested incoming economic data. Two- and ten-year Treasuries ended the reporting period at 0.81% and 3.61%, respectively.

In contrast to their shorter-term counter parts, longer-term Treasury yields moved higher over the reporting period due to fears of inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector prices moved higher. For the six months ended February 28, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 3.19%.

The high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during all six months of the period. This rally was due to a variety of factors, including improving credit conditions, generally better-than-expected economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexviii returned 13.86% for the six months ended February 28, 2010.

Emerging market debt prices rallied sharply — posting positive returns each month during the reporting period. This was triggered by rising commodity prices, optimism that the worst of the global recession was over, solid domestic demand and increased investor risk appetite. Over the six months ended February 28, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 8.42%.

Performance review

For the six months ended February 28, 2010, Western Asset Global Partners Income Fund Inc. returned 16.13% based on its net asset value (“NAV”)x and 23.69% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and the EMBI Global, returned 13.86% and 8.42%, respectively, for the same period. The Lipper Global Income Funds Category Averagexi returned 10.43% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.57 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$11.09 (NAV)	16.13%
$12.02 (Market Price)	23.69%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Western Asset Global Partners Income Fund Inc.	V

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of February 28, 2010 and August 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

February 28, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 70.7%
Consumer Discretionary — 11.4%
Auto Components — 0.2%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	105,000	$109,463	(a)
Visteon Corp., Senior Notes	12.250%	12/31/16	297,000	277,695	(a)(b)
Total Auto Components				387,158
Automobiles — 0.4%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	1,645,000	505,837	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	930,000	285,975	(b)
Total Automobiles				791,812
Diversified Consumer Services — 0.3%
Service Corp. International, Senior Notes	7.500%	4/1/27	130,000	117,975
Stonemor Operating LLC/Cornerstone Family Services/ Osiris Holdings, Senior Notes	10.250%	12/1/17	510,000	538,050	(a)
Total Diversified Consumer Services				656,025
Hotels, Restaurants & Leisure — 4.0%
Ameristar Casinos Inc., Senior Notes	9.250%	6/1/14	355,000	364,763
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	100,000	79,250
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	480,000	429,600	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	835,000	751,500
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	195,000	201,825
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	170,000	95,625
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,114,000	863,350
Harrah’s Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	271,000	223,575
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	820,000	854,850
Indianapolis Downs LLC & Capital Corp., Senior Secured Notes	11.000%	11/1/12	440,000	288,200	(a)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,110,000	543,900	(b)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	270,000	283,500	(a)
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	20,000	20,050
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	40,000	42,600	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	95,000	103,075	(a)
MGM MIRAGE Inc., Senior Subordinated Notes	8.375%	2/1/11	840,000	823,200
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	120,000	96,750
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	580,000	606,100	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	80,000	71,200
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	55,000	38,500
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	530,000	552,525	(a)
Penn National Gaming Inc., Senior Subordinated Notes	8.750%	8/15/19	120,000	119,400	(a)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	440,000	420,200	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	695,000	571,637
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	290,000	198,650	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	10,000	6,950	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	735,000	110,250	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	185,000	27,750	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	475,000	4,845	(b)(c)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	3

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	50,000	$510	(b)(c)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes	7.875%	11/1/17	115,000	114,425	(a)
Total Hotels, Restaurants & Leisure				8,908,555
Household Durables — 0.3%
American Greetings Corp., Senior Notes	7.375%	6/1/16	155,000	151,700
Libbey Glass Inc., Senior Secured Notes	10.000%	2/15/15	300,000	312,000	(a)
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	316,000	298,620	(c)
Total Household Durables				762,320
Internet & Catalog Retail — 0.1%
Netflix Inc., Senior Notes	8.500%	11/15/17	240,000	252,600
Leisure Equipment & Products — 0.1%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	130,000	123,175
Media — 4.6%
Affinion Group Inc., Senior Subordinated Notes	10.125%	10/15/13	370,000	375,550
Affinion Group Inc., Senior Subordinated Notes	11.500%	10/15/15	935,000	958,375
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	27,381	32,207	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	70,000	64,138	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	490,000	470,400	(a)
Charter Communications Inc., Senior Secured Notes	10.875%	9/15/14	1,010,000	1,129,937	(a)
Clear Channel Communications Inc., Senior Notes	6.250%	3/15/11	280,000	267,400
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	345,000	359,663
CSC Holdings Inc., Senior Notes	8.500%	6/15/15	560,000	590,800	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	130,000	130,650
DISH DBS Corp., Senior Notes	7.875%	9/1/19	745,000	771,075
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	100,000	104,500	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	950,000	938,400	(a)
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	1,150,000	1,168,268
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	830,000	852,825	(a)
Nielsen Finance LLC / Nielsen Finance Co., Senior Subordinated Notes, step bond to yield	5.556%	8/1/16	300,000	273,000
Sinclair Broadcast Group Inc., Senior Subordinated Notes	8.000%	3/15/12	400,000	394,000
Sun Media Corp., Senior Notes	7.625%	2/15/13	320,000	306,400
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	540,000	587,250	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000	188,100	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	140,000	149,100
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	150,000	155,625
Total Media				10,267,663
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Notes	9.750%	10/15/15	668,307	661,624	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	290,000	250,850
Total Multiline Retail				912,474
Specialty Retail — 0.7%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	411,000	297,975	(a)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	575,000	586,500

See Notes to Financial Statements.

4	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000	$353,500
Michaels Stores Inc., Senior Subordinated Notes, step bond to yield	12.498%	11/1/16	470,000	385,400
Total Specialty Retail				1,623,375
Textiles, Apparel & Luxury Goods — 0.3%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	695,000	774,925
Total Consumer Discretionary				25,460,082
Consumer Staples — 1.0%
Food Products — 0.4%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	200,000	201,000	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	200,000	204,000	(a)
Dole Food Co. Inc., Senior Secured Notes	8.000%	10/1/16	200,000	204,500	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	170,000	184,875	(a)
Total Food Products				794,375
Household Products — 0.2%
American Achievement Corp., Senior Subordinated Notes	8.250%	4/1/12	160,000	158,400	(a)
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	345,000	351,037	(a)
Total Household Products				509,437
Personal Products — 0.1%
Revlon Consumer Products Corp., Senior Secured Notes	9.750%	11/15/15	220,000	227,150	(a)
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	690,000	721,050	(a)
Total Consumer Staples				2,252,012
Energy — 14.5%
Energy Equipment & Services — 0.9%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	430,000	463,325
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	355,000	347,012
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	260,000	260,000	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	565,000	562,175
Parker Drilling Co., Senior Notes	9.625%	10/1/13	300,000	309,000
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	80,479
Total Energy Equipment & Services				2,021,991
Oil, Gas & Consumable Fuels — 13.6%
Adaro Indonesia PT, Notes	7.625%	10/22/19	110,000	109,725	(a)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	340,000	353,600	(a)
Atlas Pipeline Partners LP, Senior Notes	8.750%	6/15/18	280,000	263,200
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,675,000	1,549,375
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	320,000	349,600
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	990,000	960,300
Chesapeake Energy Corp., Senior Notes	6.875%	1/15/16	250,000	247,188
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	45,000	44,550
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	500,000	492,500
Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds	1.751%	4/15/10	994,633	736,029	(a)(c)(d)(e)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	5

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Crosstex Energy/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	$255,000	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	357,000	371,280
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	445,500	449,102	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000	1,105,000
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	860,000	839,867
El Paso Corp., Notes	7.875%	6/15/12	635,000	673,303
Encore Acquisition Co., Senior Subordinated Notes	9.500%	5/1/16	90,000	96,300
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	350,000	354,372	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000	246,714	(d)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	20,000	11,500	(a)(b)
International Coal Group Inc., Senior Notes	10.250%	7/15/14	795,000	814,875
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	1,530,000	1,677,262	(a)
Mariner Energy Inc., Senior Notes	7.500%	4/15/13	260,000	261,300
Mariner Energy Inc., Senior Notes	8.000%	5/15/17	120,000	115,200
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	330,000	335,775
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	490,000	493,062	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	280,000	286,300	(a)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	355,000	317,725
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	890,524
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	470,000	491,150
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	1,200,000	732,000
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000	4,986,200
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	444,600	(a)
Petronas Capital Ltd.	5.250%	8/12/19	2,470,000	2,517,246	(a)(f)
Petronas Capital Ltd.	5.250%	8/12/19	879,000	888,078	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	470,000	399,500	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000	355,063
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000	344,025
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	200,000	203,000
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	240,000	273,600
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000	622,452	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	600,000	636,000	(a)
SandRidge Energy Inc., Senior Notes	8.625%	4/1/15	550,000	541,750	(e)
SandRidge Energy Inc., Senior Notes	8.000%	6/1/18	255,000	245,438	(a)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	415,000	408,775	(a)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	270,000	265,275
Teekay Corp., Senior Notes	8.500%	1/15/20	765,000	780,300
W&T Offshore Inc., Senior Notes	8.250%	6/15/14	330,000	311,850	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	330,000	334,950
Total Oil, Gas & Consumable Fuels				30,481,780
Total Energy				32,503,771
Financials — 10.3%
Capital Markets — 0.0%
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	385,000	88,550	(b)

See Notes to Financial Statements.

6	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — 3.4%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	300,000	$239,902
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	470,000	456,488	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	550,000	580,006	(a)(d)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	316,000	291,232	(a)(d)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	80,000	75,800
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	390,000	495,568	(a)(d)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	205,000	191,930
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	90,000	82,026
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	530,000	561,800	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	100,000	100,250	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,686,000	1,690,215	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,920,000	2,193,600	(a)
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	420,000	415,800	(d)(g)
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	170,000	185,419	(d)(g)
Total Commercial Banks				7,560,036
Consumer Finance — 2.8%
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	710,000	795,200	(a)
Ford Motor Credit Co., Notes	7.000%	10/1/13	295,000	290,762
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	240,000	251,848
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,680,000	3,064,443
GMAC Inc., Senior Notes	7.500%	12/31/13	100,000	99,000
GMAC Inc., Senior Notes	8.300%	2/12/15	640,000	647,200	(a)
GMAC Inc., Senior Notes	8.000%	11/1/31	174,000	162,255
GMAC Inc., Subordinated Notes	8.000%	12/31/18	43,000	40,205
GMAC LLC, Senior Bonds, zero coupon bond to yield	8.254%	12/1/12	400,000	320,105
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	415,000	406,537
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	260,000	200,596
Total Consumer Finance				6,278,151
Diversified Financial Services — 2.8%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000	656,700
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000	352,510
CCM Merger Inc., Notes	8.000%	8/1/13	630,000	526,050	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/13	43,617	41,545
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/14	65,427	60,111
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	65,427	59,621
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	179,046	159,127
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,192,664	1,058,489
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	130,000	125,084
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	50,000	51,860	(d)(g)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	380,000	387,600
Leucadia National Corp., Senior Notes	7.125%	3/15/17	140,000	136,850
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	50,000	49,125
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	660,000	701,925	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,160,000	1,219,508	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	7

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
UPC Germany GmbH, Senior Secured Bonds	8.125%	12/1/17	300,000	$301,500	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	410,000	404,875	(a)
Total Diversified Financial Services				6,292,480
Insurance — 0.8%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/58	255,000	174,037	(d)
American International Group Inc., Medium-Term Notes, Senior Notes	5.450%	5/18/17	630,000	512,714
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	70,000	56,606
American International Group Inc., Senior Notes	5.050%	10/1/15	130,000	109,969
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000	413,545
Everest Reinsurance Holdings Inc., Subordinated Notes	6.600%	5/15/37	330,000	265,650	(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000	247,500	(a)
Total Insurance				1,780,021
Real Estate Investment Trusts (REITs) — 0.2%
DuPont Fabros Technology LP, Senior Notes	8.500%	12/15/17	200,000	204,000	(a)
Host Hotels & Resorts, LP, Senior Notes	6.375%	3/15/15	120,000	118,500
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	120,000	120,300
Total Real Estate Investment Trusts (REITs)				442,800
Real Estate Management & Development — 0.3%
Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield	23.715%	6/30/15	174,200	57,486	(a)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	690,000	579,600
Realogy Corp., Senior Toggle Notes	11.750%	4/15/14	58,631	48,371	(e)
Total Real Estate Management & Development				685,457
Total Financials				23,127,495
Health Care — 3.6%
Biotechnology — 0.1%
Talecris Biotherapeutics Holdings Corp., Senior Notes	7.750%	11/15/16	230,000	232,300	(a)
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	310,000	340,225
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	290,000	319,000	(e)
Total Health Care Equipment & Supplies				659,225
Health Care Providers & Services — 3.2%
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	980,000	886,900
HCA Inc., Senior Notes	6.300%	10/1/12	420,000	417,900
HCA Inc., Senior Notes	6.250%	2/15/13	4,000	3,940
HCA Inc., Senior Secured Notes	9.250%	11/15/16	230,000	244,663
HCA Inc., Senior Secured Toggle Notes	9.625%	11/15/16	1,215,000	1,303,087	(e)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes	8.750%	6/15/14	545,000	553,175
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	432,000	454,680	(a)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	981,000	1,084,005	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	11,000	11,660	(a)
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	130,000	110,500	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	635,000	619,125	(e)

See Notes to Financial Statements.

8	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
US Oncology Holdings Inc., Senior Notes	7.178%	3/15/12	999,000	$944,055	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	445,000	463,912
Total Health Care Providers & Services				7,097,602
Total Health Care				7,989,127
Industrials — 6.2%
Aerospace & Defense — 0.2%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	50,000	53,250	(a)
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	480,000	482,400	(a)
Total Aerospace & Defense				535,650
Airlines — 1.5%
American Airlines Inc., Senior Secured Notes	10.500%	10/15/12	110,000	113,300	(a)
Continental Airlines Inc., Pass-Through Certificates	8.312%	4/2/11	142,719	137,724
Continental Airlines Inc., Pass-Through Certificates	7.339%	4/19/14	230,000	216,200
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	5,000	5,038
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,440,000	1,321,200	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	3/18/13	500,000	495,000
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	425,327	393,428
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Notes	9.750%	12/17/16	180,000	185,400
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	84,640	77,234
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	185,000	189,162	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	140,000	140,700	(a)
Total Airlines				3,274,386
Building Products — 0.4%
Associated Materials Inc., Senior Discount Notes	11.250%	3/1/14	90,000	89,550
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	428,000	448,330	(a)
Nortek Inc., Senior Secured Notes	11.000%	12/1/13	361,111	380,972
USG Corp., Senior Notes	9.750%	8/1/14	60,000	63,300	(a)
Total Building Products				982,152
Commercial Services & Supplies — 1.7%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	470,000	513,240	(a)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	60,000	56,175	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	750,000	675,937	(a)
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	74,000	74,925
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000	462,963	(a)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	690,000	608,127
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.750%	6/15/11	55,000	52,805
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000	392,685
International Lease Finance Corp., Senior Notes	5.250%	1/10/13	140,000	121,518
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	670,000	651,575
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	240,000	258,000	(a)
Total Commercial Services & Supplies				3,867,950

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	9

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.3%
Odebrecht Finance Ltd.	7.500%	10/18/17	140,000	$147,350	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	550,000	558,250	(a)
Total Construction & Engineering				705,600
Electrical Equipment — 0.1%
Coleman Cable Inc., Senior Notes	9.000%	2/15/18	110,000	109,450	(a)
Machinery — 0.1%
American Railcar Industries Inc., Senior Notes	7.500%	3/1/14	170,000	165,750
Oshkosh Corp., Senior Notes	8.500%	3/1/20	50,000	50,000	(a)
Total Machinery				215,750
Marine — 0.3%
Marquette Transportation Co./Marquette Transportation Finance Corp., Senior Secured Notes	10.875%	1/15/17	80,000	80,900	(a)
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	670,000	652,413	(a)
Total Marine				733,313
Road & Rail — 1.1%
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	160,000	160,400
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	25,000	25,000
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,200,000	1,377,000
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	75,000	87,094
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	745,000	785,043
Total Road & Rail				2,434,537
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	175,000	176,750	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	175,000	175,000	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	345,000	345,000
Penhall International Corp., Senior Secured Notes	12.000%	8/1/14	410,000	309,550	(a)(c)
Total Trading Companies & Distributors				1,006,300
Total Industrials				13,865,088
Information Technology — 1.8%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	880,000	629,200
Electronic Equipment, Instruments & Components — 0.3%
Jabil Circuit Inc., Senior Notes	7.750%	7/15/16	530,000	551,200
Jabil Circuit Inc., Senior Notes	8.250%	3/15/18	30,000	32,175
NXP BV/NXP Funding LLC, Senior Secured Notes	7.875%	10/15/14	240,000	223,200
Total Electronic Equipment, Instruments & Components				806,575
Internet Software & Services — 0.1%
Equinix Inc., Senior Notes	8.125%	3/1/18	180,000	180,000
IT Services — 0.9%
Ceridian Corp., Senior Notes	12.250%	11/15/15	473,925	454,968	(e)
First Data Corp., Senior Notes	5.625%	11/1/11	1,500,000	1,282,500
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	210,000	200,550	(a)
Total IT Services				1,938,018

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices Inc., Senior Notes	8.125%	12/15/17	40,000		$40,700	(a)
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	230,000		205,275
Freescale Semiconductor Inc., Senior Notes	9.125%	12/15/14	88,095		76,423	(e)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	280,000		219,800
Total Semiconductors & Semiconductor Equipment					542,198
Total Information Technology					4,095,991
Materials — 9.5%
Chemicals — 1.8%
Ashland Inc., Senior Notes	9.125%	6/1/17	785,000		861,538	(a)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	750,000		772,500
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	470,000		489,975	(a)
Hexion Finance Escrow LLC/Hexion Escrow Corp., Senior Secured Notes	8.875%	2/1/18	190,000		178,600	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	268,000	EUR	371,097	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	275,000		288,750
Terra Capital Inc., Senior Notes	7.750%	11/1/19	905,000		1,013,600	(a)
Total Chemicals					3,976,060
Construction Materials — 0.0%
Headwaters Inc., Senior Secured Notes	11.375%	11/1/14	25,000		25,375	(a)
Containers & Packaging — 0.7%
Berry Plastics Holding Corp., Second Priority Senior Secured Notes	8.875%	9/15/14	225,000		217,687
BWAY Corp., Senior Subordinated Notes	10.000%	4/15/14	145,000		150,075	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	325,000		0	(b)(c)(h)
Rock-Tenn Co., Senior Notes	9.250%	3/15/16	200,000		219,000
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	440,000		463,100
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	450,000		457,875	(a)
Total Containers & Packaging					1,507,737
Metals & Mining — 4.6%
Evraz Group SA, Notes	8.875%	4/24/13	870,000		902,997	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	270,000		274,050	(a)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,090,000		1,106,350
Novelis Inc., Senior Notes	7.250%	2/15/15	355,000		331,038
Novelis Inc., Senior Notes	11.500%	2/15/15	60,000		64,050
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		337,493
Ryerson Holding Corp., Senior Discount Notes, zero coupon bond to yield	16.240%	2/1/15	810,000		352,350	(a)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	85,000		87,763
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	180,000		213,300
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	150,000		179,625
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	120,000		148,200
Vale Overseas Ltd., Notes	8.250%	1/17/34	510,000		593,835
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,957,000		4,027,177	(f)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,530,000		1,621,800	(a)
Total Metals & Mining					10,240,028

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	11

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 2.4%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	574,747	$593,426	(a)(b)
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	200,000	186,000	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,182,000	1,010,610	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	532,000	589,599
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	490,000	519,400	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	660,000	633,600
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	150,000	163,029	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	600,000	537,000
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	505,000	532,775	(a)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	715,000	661,375
Total Paper & Forest Products				5,426,814
Total Materials				21,176,014
Telecommunication Services — 7.7%
Diversified Telecommunication Services — 4.1%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,893,000	1,869,587	(a)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	250,000	271,875	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	110,000	85,800
Frontier Communications Corp., Senior Notes	8.125%	10/1/18	190,000	190,000
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	405,000	41	(b)(c)
Intelsat Bermuda Ltd., Senior Notes	11.250%	6/15/16	340,000	364,650
Intelsat Corp., Senior Notes	9.250%	8/15/14	690,000	714,150
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	685,000	710,687
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	730,000	781,100
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	255,000	242,888
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	280,000	258,300	(a)
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	535,000	575,125	(a)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	140,000	142,100
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000	505,200	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000	559,000	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000	267,520	(a)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	455,000	489,125	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	510,000	474,300	(a)
Windstream Corp., Senior Notes	8.625%	8/1/16	580,000	593,050
Total Diversified Telecommunication Services				9,094,498
Wireless Telecommunication Services — 3.6%
ALLTEL Communications Inc., Senior Notes	10.375%	12/1/17	420,000	499,325	(a)(c)(e)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	460,000	485,155
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	1,000,000	1,021,250
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	590,000	604,750
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	720,000	738,900
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,525,000	1,353,437
True Move Co., Ltd.	10.375%	8/1/14	950,000	950,000	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	2,430,000	2,466,450	(a)
Total Wireless Telecommunication Services				8,119,267
Total Telecommunication Services				17,213,765

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 4.7%
Electric Utilities — 2.4%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	850,000	$905,250	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	560,000	613,900	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	700,000	744,625
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	4,015,000	3,020,886
Total Electric Utilities				5,284,661
Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	6.875%	12/15/13	70,000	71,050
Independent Power Producers & Energy Traders — 2.2%
AES Corp., Senior Notes	9.750%	4/15/16	500,000	536,250	(a)
AES Corp., Senior Notes	8.000%	6/1/20	225,000	221,906
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	394,226	(a)
Dynegy Holdings Inc., Senior Debentures	7.625%	10/15/26	480,000	333,600
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	590,000	466,100
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	270,200
Edison Mission Energy, Senior Notes	7.750%	6/15/16	610,000	491,050
Edison Mission Energy, Senior Notes	7.200%	5/15/19	280,000	198,100
Edison Mission Energy, Senior Notes	7.625%	5/15/27	440,000	288,200
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	780,000	594,750
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	21,412	15,096	(e)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	237,050	250,088
Mirant North America LLC, Senior Notes	7.375%	12/31/13	75,000	75,094
NRG Energy Inc., Senior Notes	7.250%	2/1/14	535,000	540,350
NRG Energy Inc., Senior Notes	7.375%	1/15/17	165,000	162,731
Total Independent Power Producers & Energy Traders				4,837,741
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	218,000	(a)
Total Utilities				10,411,452
Total Corporate Bonds & Notes (Cost — $152,678,972)				158,094,797
Collateralized Senior Loans — 1.6%
Consumer Discretionary — 0.3%
Auto Components — 0.3%
Allison Transmission Inc., Term Loan B	2.750 - 3.000%	5/11/10	644,087	592,962	(i)(j)
Energy — 0.3%
Energy Equipment & Services — 0.3%
Turbo Beta Ltd., Term Loan	14.500%	5/13/10	811,717	714,311	(c)(i)(j)
Financials — 0.7%
Diversified Financial Services — 0.2%
CIT Group Inc., Term Loan	13.000%	3/12/10	450,000	465,985	(i)(j)
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan	13.500%	4/15/10	1,000,000	1,094,500	(i)(j)
Total Financials				1,560,485

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	13

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 0.2%
Airlines — 0.2%
United Airlines Inc., Term Loan B	2.250%	4/28/10	492,880		$401,903	(i)(j)
Trading Companies & Distributors — 0.0%
Penhall International Corp., Term Loan	9.631%	4/1/12	80,012		10,001	(i)(j)
Total Industrials					411,904
Utilities — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings, Term Loan	3.751 - 3.790%	10/10/14	340,000		273,507	(i)(j)
Total Collateralized Senior Loans (Cost — $3,473,068)					3,553,169
Convertible Bond & Note — 0.4%
Industrials — 0.4%
Marine — 0.4%
Horizon Lines Inc., Senior Notes (Cost — $833,636)	4.250%	8/15/12	970,000		807,525
Sovereign Bonds — 23.7%
Argentina — 2.1%
Republic of Argentina, Bonds	7.000%	9/12/13	4,199,000		3,440,031
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,332,347		872,687	(f)
Republic of Argentina, GDP Linked Securities	1.330%	12/15/35	5,670,000		326,025	(d)
Total Argentina					4,638,743
Brazil — 5.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	7,845,000	BRL	4,227,270
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	442,000	BRL	215,056
Federative Republic of Brazil	7.125%	1/20/37	258,000		292,830
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		887,075
Federative Republic of Brazil, Collective Action Securities\Notes	8.000%	1/15/18	6,487,111		7,589,920	(f)
Total Brazil					13,212,151
Colombia — 1.2%
Republic of Colombia	7.375%	9/18/37	2,190,000		2,392,575	(f)
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		293,250
Total Colombia					2,685,825
Gabon — 0.2%
Gabonese Republic	8.200%	12/12/17	512,000		549,760	(a)
Hungary — 0.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	520,000		533,745
Indonesia — 1.4%
Republic of Indonesia	10.250%	7/15/22	7,931,000,000	IDR	866,986
Republic of Indonesia	11.000%	9/15/25	4,954,000,000	IDR	557,783
Republic of Indonesia	10.250%	7/15/27	5,058,000,000	IDR	533,603
Republic of Indonesia, Bonds	9.750%	5/15/37	5,998,000,000	IDR	591,383
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	520,000		578,500	(a)
Total Indonesia					3,128,255
Mexico — 0.1%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		170,400

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2010

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Panama — 1.3%
Republic of Panama	7.250%	3/15/15	1,807,000	$2,082,567
Republic of Panama	6.700%	1/26/36	789,000	842,258	(f)
Total Panama				2,924,825
Peru — 0.9%
Republic of Peru, Bonds	6.550%	3/14/37	381,000	401,955
Republic of Peru, Global Senior Bonds	8.375%	5/3/16	140,000	171,150
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000	1,404,000	(f)
Total Peru				1,977,105
Qatar — 0.1%
State of Qatar, Senior Notes	4.000%	1/20/15	250,000	253,750	(a)
Russia — 2.0%
Russian Federation	12.750%	6/24/28	42,000	72,769	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	3,795,250	4,309,886	(a)(f)
Total Russia				4,382,655
Turkey — 4.5%
Republic of Turkey	11.875%	1/15/30	575,000	912,812	(f)
Republic of Turkey, Notes	6.875%	3/17/36	7,026,000	7,043,565	(f)
Republic of Turkey, Notes	6.750%	5/30/40	2,095,000	2,055,719
Total Turkey				10,012,096
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	320,000	338,566	(a)
Venezuela — 3.6%
Bolivarian Republic of Venezuela	8.500%	10/8/14	3,733,000	3,154,385
Bolivarian Republic of Venezuela	5.750%	2/26/16	4,267,000	2,954,898	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000	147,722
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	1,982,000	1,412,175
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000	368,322
Total Venezuela				8,037,502
Total Sovereign Bonds (Cost — $54,109,513)				52,845,378

			Shares
Common Stocks — 1.1%
Consumer Discretionary — 0.9%
Media — 0.9%
Charter Communications Inc.			50,352	1,497,972	(h)
Charter Communications Inc., Class A Shares			11,940	355,215	*
Dex One Corp.			481	14,338	*
SuperMedia Inc.			903	37,946	*
Total Consumer Discretionary				1,905,471
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			2,820	66,984	*

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	15

Western Asset Global Partners Income Fund Inc.

Security			Shares	Value
Financials — 0.1%
Diversified Financial Services — 0.1%
CIT Group Inc.			3,753	$136,722	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			697	26,120	*
Machinery — 0.0%
Glasstech Inc.			5	0	(c)(h)
Total Industrials				26,120
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			21,196	302,467	*
Total Common Stocks (Cost — $3,508,457)				2,437,764

	Rate	Maturity Date
Convertible Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Bank of America Corp.	7.250%		940	853,050
Citigroup Inc.	7.500%	12/15/2012	5,200	557,752	*
Total Convertible Preferred Stocks (Cost — $1,453,882)				1,410,802
Preferred Stocks — 0.4%
Financials — 0.4%
Commercial Banks — 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		16,250	445,575	(c)
Consumer Finance — 0.1%
GMAC Inc.	7.000%		399	282,430	(a)
Diversified Financial Services — 0.1%
Preferred Plus, Trust, Series FRD-1	7.400%		6,800	146,268
Saturns, Series F 2003-5	8.125%		300	6,933
Total Diversified Financial Services				153,201
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		11,600	12,528	*(d)
Total Financials				893,734
Industrials — 0.0%
Machinery — 0.0%
Glasstech Inc.	0.000%		5	0	*(c)(h)
Total Preferred Stocks (Cost — $981,109)				893,734

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2010

Western Asset Global Partners Income Fund Inc.

Security		Expiration Date	Warrants	Value
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	$250,938	*(d)
Buffets Restaurant Holdings		4/28/14	498	5	*(c)(h)
Charter Communications Inc.		11/30/14	642	4,510	*
Nortek Inc.		12/7/14	1,175	14,982	*(h)
SemGroup Corp.		11/30/14	2,969	15,586	*(c)
Turbo Beta Ltd.		11/1/14	1	0	*(c)(h)
Total Warrants (Cost — $16,266)				286,021
Total Investments Before Short-Term Investments (Cost — $217,054,903)				220,329,190

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.4%
U.S. Government Agency — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $99,910)	0.190%	8/19/10	100,000	99,914	(k)(l)
Repurchase Agreement — 1.4%
Morgan Stanley tri-party repurchase agreement dated 2/26/10; Proceeds at maturity — $3,119,026; (Fully collateralized by U.S. government agency obligations, 3.750% due 12/6/10; Market value — $3,211,419) (Cost — $3,119,000)	0.100%	3/1/10	3,119,000	3,119,000
Total Short-Term Investments (Cost — $3,218,910)				3,218,914
Total Investments — 100.0% (Cost — $220,273,813#)				$223,548,104

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of February 28, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(i)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	The date shown represents the last in range of interest reset dates.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL — Brazilian Real
EUR — Euro
GDP — Gross Domestic Product
IDR — Indonesian Rupiah
OJSC — Open Joint Stock Company

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

February 28, 2010

Assets:
Investments, at value (Cost — $220,273,813)	$223,548,104
Foreign currency, at value (Cost — $221,799)	236,215
Cash	245
Dividends and interest receivable	4,614,382
Receivable for securities sold	2,015,997
Receivable for open forward currency contracts	5,518
Receivable from broker — variation margin on open futures contracts	1,750
Prepaid expenses	2,674
Total Assets	230,424,885

Liabilities:
Loan payable (Note 5)	33,000,000
Payable for open reverse repurchase agreements	23,700,078
Payable for securities purchased	3,156,714
Investment management fee payable	136,349
Interest payable	65,369
Payable for open forward currency contracts	4,755
Unrealized depreciation on swaps	3,700
Directors’ fees payable	452
Accrued expenses	107,310
Total Liabilities	60,174,727
Total Net Assets	$ 170,250,158

Net Assets:
Par value ($0.001 par value; 15,355,938 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,356
Paid-in capital in excess of par value	206,626,258
Undistributed net investment income	2,462,337
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(42,143,302)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	3,289,509
Total Net Assets	$170,250,158

Shares Outstanding	15,355,938

Net Asset Value	$11.09

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended February 28, 2010

Investment Income:
Interest	$11,119,068
Dividends	81,858
Less: Foreign taxes withheld	(22,421)
Total Investment Income	11,178,505

Expenses:
Investment management fee (Note 2)	867,903
Interest expense (Notes 3 and 5)	337,705
Commitment fees	312,535
Audit and tax	42,422
Shareholder reports	30,373
Legal fees	24,620
Directors’ fees	22,744
Transfer agent fees	17,700
Custody fees	12,859
Stock exchange listing fees	10,541
Insurance	2,364
Miscellaneous expenses	4,471
Total Expenses	1,686,237
Net Investment Income	9,492,268

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,715,134)
Futures contracts	(2,862)
Foreign currency transactions	27,468
Net Realized Loss	(3,690,528)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	18,665,588
Futures contracts	2,204
Swap contracts	146
Foreign currencies	11,746
Change in Net Unrealized Appreciation/Depreciation	18,679,684
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	14,989,156
Increase in Net Assets From Operations	$ 24,481,424

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended February 28, 2010 (unaudited) and the Year Ended August 31, 2009	2010	2009

Operations:
Net investment income	$ 9,492,268	$ 17,848,887
Net realized loss	(3,690,528)	(31,994,292)
Change in net unrealized appreciation/depreciation	18,679,684	11,699,671
Increase (Decrease) in Net Assets From Operations	24,481,424	(2,445,734)

Distributions to Shareholders From (Note 1):
Net investment income	(8,739,438)	(17,434,874)
Decrease in Net Assets From Distributions to Shareholders	(8,739,438)	(17,434,874)

Fund Share Transactions:
Proceeds for shares issued on reinvestments of distributions (40,836 and 25,382 shares issued, respectively)	451,489	237,330
Increase in Net Assets From Fund Share Transactions	451,489	237,330
Increase (Decrease) in Net Assets	16,193,475	(19,643,278)

Net Assets:
Beginning of period	154,056,683	173,699,961
End of period*	$170,250,158	$ 154,056,683
* Includes undistributed net investment income of:	$2,462,337	$1,709,507

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended February 28, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$ 9,932,848
Operating expenses paid	(1,404,586)
Interest paid	(375,788)
Net purchases of short-term investments	(1,290,909)
Realized loss on futures contracts	(2,862)
Realized gain on foreign currency transactions	27,468
Net change in unrealized appreciation on futures contracts	2,204
Net change in unrealized appreciation on foreign currencies	11,746
Purchases of long-term investments	(67,591,045)
Proceeds from disposition of long-term investments	65,423,453
Change in receivable from broker — variation margin	(1,750)
Change in receivable/payable for open forward currency contracts	(763)
Net Cash Provided By Operating Activities	4,730,016

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(8,287,949)
Proceeds from reverse repurchase agreements	3,681,897
Net Cash Used By Financing Activities	(4,606,052)
Net Increase in Cash	123,964
Cash, Beginning of year	112,496
Cash, End of year	$236,460

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 24,481,424
Accretion of discount on investments	(1,530,989)
Amortization of premium on investments	104,576
Increase in investments, at value	(20,237,483)
Increase in payable for securities purchased	2,242,310
Decrease in interest and dividends receivable	180,756
Increase in receivable for securities sold	(413,928)
Increase in receivable for open forward currency contracts	(763)
Increase in receivable from to broker — variation margin	(1,750)
Decrease in prepaid expenses	12,905
Decrease in interest payable	(38,083)
Decrease in accrued expenses	(68,959)
Total Adjustments	(19,751,408)
Net Cash Flows Provided by Operating Activities	$ 4,730,016

Non-Cash Financing Activities:
Proceeds from reinvestment of dividends	$451,489

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

	2010 [1]		2009	2008	2007		2006	2005
Net asset value, beginning of period	$10.06		$11.36	$12.59	$12.93		$13.06	$12.17

Income (loss) from operations:
Net investment income	0.62		1.17	1.14	0.93		0.97	1.07
Net realized and unrealized gain (loss)	0.98		(1.33)	(1.39)	(0.32)[2]		(0.14)	1.01
Total income (loss) from operations	1.60		(0.16)	(0.25)	0.61		0.83	2.08

Less distributions from:
Net investment income	(0.57)		(1.14)	(0.98)	(0.95)		(0.96)	(1.19)
Total distributions	(0.57)		(1.14)	(0.98)	(0.95)		(0.96)	(1.19)

Net asset value, end of period	$11.09		$10.06	$11.36	$12.59		$12.93	$13.06

Market price, end of period	$12.02		$10.23	$10.30	$11.27		$11.77	$12.78
Total return, based on NAV [3,4]	16.13%		2.22%	(2.16)%	4.59	% [5]	6.70%	17.88%
Total return, based on Market Price Per Share [4]	23.69%		15.51%	0.11%	3.36%		0.08%	(0.39)%

Net assets, end of period (000s)	$170,250		$154,057	$173,700	$192,480		$197,724	$199,698

Ratios to average net assets:
Gross expenses	2.04	% [6]	2.99%	2.77%	2.96%		3.27%	2.68%
Gross expenses, excluding interest expense	1.63	[6]	1.80	1.31	1.31		1.23	1.26
Net expenses	2.04	[6]	2.99 [7]	2.77	2.96	[8]	3.27 [8]	2.68
Net expenses, excluding interest expense	1.63	[6]	1.80 [7]	1.31	1.31	[8]	1.23 [8]	1.26
Net investment income	11.48	[6]	14.10	9.38	7.03		7.25	8.43

Portfolio turnover rate	31%		58%	46%	75%		71%	49%

Supplemental data:
Loans Outstanding, End of Period (000s)	$33,000		$33,000	$35,000	$35,000		$47,124	$59,124
Weighted Average Loan (000s)	$33,000		$33,499	$35,000	$37,657		$56,461	$59,124
Weighted Average Interest Rate on Loans	1.39%		2.96%	4.32%	5.63%		5.90%	3.79%

1	For the six months ended February 28, 2010 (unaudited).
2

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. The impact of this reimbursement to net realized and unrealized gain was less than $0.01 per share.

3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	The impact of the reimbursement of the Fund for the losses incurred, resulting from an investment transaction error, to Fund’s total return was less than 0.01%
6	Annualized.
7	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.
8	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	23

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$158,094,797	$ 0	$158,094,797
Collateralized senior loans	—	3,553,169	—	3,553,169
Convertible bond & note	—	807,525	—	807,525
Sovereign bonds	—	52,845,378	—	52,845,378
Common stocks:
Consumer discretionary	$407,499	1,497,972	—	1,905,471
Energy	—	66,984	—	66,984
Industrials	26,120	—	0	26,120
Other common stocks	439,189	—	—	439,189
Convertible preferred stocks	1,410,802	—	—	1,410,802
Preferred stocks:
Financials	611,304	282,430	—	893,734
Industrials	—	—	0	0
Warrants	—	271,034	14,987	286,021
Total long-term investments	$2,894,914	$217,419,289	$14,987	$220,329,190
Short-term investments†	—	3,218,914	—	3,218,914
Total investments	$2,894,914	$220,638,203	$14,987	$223,548,104
Other financial instruments:
Futures contracts	$ 2,204	—	—	$ 2,204
Forward foreign currency contracts	—	$ 763	—	763
Interest rate swap‡	—	(3,700)	—	(3,700)
Reverse repurchase agreements	—	(23,700,078)	—	(23,700,078)
Total other financial instruments	$ 2,204	$ (23,703,015)	—	$(23,700,811)
Total	$2,897,118	$196,935,188	$14,987	$199,847,293

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stock				Preferred Stocks
Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Consumer Discretionary	Industrials	Information Technology	Escrowed Shares	Consumer Discretionary	Industrials	Warrants	Total
Balance as of August 31, 2009	$65,325	—	—	—	—	—	—	—	—	$65,325
Accrued premiums/ discounts	8,415	—	—	—	—	—	—	—	—	8,415
Realized gain/loss [1]	—	$(987,700)	$(54)	—	—	—	$(11,500)	—	—	(999,254)
Change in unrealized appreciation (depreciation) [2]	$(16,254)	987,700	54	$0	—	—	11,500	$0	$5	$983,005
Net Purchases (sales)	—	—	—	—	—	—	—	—	14,982	14,982
Net transfers in and/or out of Level 3	(57,486)	—	—	—	—	—	—	—	—	(57,486)
Balance as of February 28, 2010	$0	—	—	$0	—	—	—	$0	$14,987	$14,987
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2010 [2]	$0	—	—	$0	—	—	—	$0	$5	$5

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statements of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

24	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	25

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Interest Rate Swaps.

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

26	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(h) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	27

recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

28	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended February 28, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$69,833,355
Sales	66,018,896

At February 28, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,871,924
Gross unrealized depreciation	(12,597,633)
Net unrealized appreciation	$3,274,291

At February 28, 2010, the Fund had the following open future contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Bonds	16	6/10	$1,911,302	$1,969,000	$ 57,698
Contracts to Sell:
U.S. Treasury 5-Year Notes	63	6/10	$7,248,569	$7,304,063	$(55,494)
Net unrealized gain on open futures contracts					$ 2,204

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2010 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding*
$23,575,840	0.90%	$26,326,407

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.50% to 1.50% during the six months ended February 28, 2010. Interest expense incurred on reverse repurchase agreements totaled $106,983.

At February 28, 2010, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$3,550,500	Reverse Repurchase Agreement with Credit Suisse, dated 10/19/09 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $3,795,250 Russian Foreign Bond-Eurobond, 7.500% due 3/31/30; Market value (including accrued interest) $4,429,394	$3,550,500
790,990	Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.250% repurchased at $845,921 on 3/2/10, collateralized by: $1,039,000 Republic of Panama, 6.700% due 1/26/36; Market value (including accrued interest) $1,111,398	790,990
5,944,951	Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $6,487,111 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $7,654,432	5,944,951
1,859,967	Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000 Republic of Colombia, 7.375% due 9/18/37; Market value (including accrued interest) $2,465,746	1,859,967
1,050,120	Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000 Republic of Peru, 7.350% due 7/21/25; Market value (including accrued interest) $1,413,502	1,050,120
726,570	Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $921,301	726,570

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	29

Face Amount	Security	Value
$5,647,499	Reverse Repurchase Agreement with Credit Suisse, dated 2/10/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $7,026,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $7,263,734	$5,647,499
2,321,256	Reverse Repurchase Agreement with Credit Suisse, dated 2/24/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $3,280,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $3,400,464	2,321,256
818,600	Reverse Repurchase Agreement with Credit Suisse, dated 2/24/10 bearing 0.650% to be repurchased at an amount and date to be determined, collateralized by: $1,000,000 Petronas Capital Ltd., 5.250% due 8/12/19; Market value (including accrued interest) $1,021,593	818,600
989,625	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Republic of Argentina, 8.280% due 12/31/33; Market value (including accrued interest) $702,320	989,625
	Total Reverse Repurchase Agreements (Cost — $23,700,078)	$ 23,700,078

At February 28, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Brazilian Real	1,031,486	$570,828	3/2/10	$1,418
Brazilian Real	1,031,486	566,984	4/5/10	4,100
				5,518
Contracts to Sell:
Brazilian Real	1,031,486	570,828	3/2/10	(4,295)
Euro	266,373	362,908	5/18/10	(460)
				(4,755)
Net unrealized gain on open forward foreign currency contracts				$763

At February 28, 2010, the Fund held the following open swap contracts:

Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund‡	Payments Received by the Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps:
Credit Suisse First Boston Inc.	$912,398	1/2/12	BRL-CDI	10.510%	—	$(3,700)*

‡  Percentage shown is an annual percentage rate.

*  Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2010.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Futures contracts[2]	$57,698	—	—	$57,698
Forward foreign currency contracts	—	$5,518	—	5,518
Total	$57,698	$5,518	—	$63,216

30	Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Futures contracts [2]	$55,494	—	—	$55,494
Swap contracts [3]	3,700	—	—	3,700
Forward foreign currency contracts	—	$4,755	—	4,755
Total	$59,194	$4,755	—	$63,949

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 28, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Futures contracts	$(2,862)	—	—	$ (2,862)
Forward foreign currency contracts	—	$14,357	—	14,357
Total	$(2,862)	$14,357	—	$11,495

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Futures contracts	$2,204	—	—	$2,204
Swap contracts	146	—	—	146
Forward foreign currency contracts	—	$763		763
Total	$2,350	$763	—	$3,113

The Fund had average market values of $281,286, $1,043,438, $240,270 and $186,214 in futures contracts (to buy), futures contracts (to sell), forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, and average notional balances in interest rate swap contracts of $912,398.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

At February 28, 2010, the Fund had a $55,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which

Western Asset Global Partners Income Fund Inc. 2010 Semi-Annual Report	31

Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused. For the six months ended February 28, 2010, the Fund incurred a commitment fee in the amount of $312,535. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended February 28, 2010, the Fund incurred interest expense on this loan in the amount of $230,722. At February 28, 2010, the Fund had $33,000,000 of borrowings outstanding under this credit agreement.

6. Distributions subsequent to February 28, 2010

On February 16, 2010, the Fund’s Board declared three dividends, each in the amount of $0.095 per share, payable on March 26, 2010, April 30, 2010 and May 28, 2010 to shareholders of record on March 19, 2010, April 23, 2010 and May 21, 2010, respectively.

7. Capital loss carryforward

As of August 31, 2009, the Fund had a net capital loss carryforward of approximately $10,899,300, of which $2,016,166 expires in 2010, $111,092 expires in 2016 and $8,772,042 expires in 2017. These amounts will be available to offset any future taxable capital gains.

32	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Global Partners Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company, Pte, Ltd in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers as well as the management and sub-advisory arrangements for the Fund and other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

Western Asset Global Partners Income Fund Inc.	33

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 ranged from six to eleven funds, including the Fund. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2009 was ranked in the fourth quintile of the funds in the Performance Universe and was worse than the Performance Universe median for both periods. The Lipper Performance Information, however, showed that the Fund’s performance for the 5- year period ended June 30, 2009 was ranked in the third quintile of the funds in the Performance Universe for that period and was at the Performance Universe median and that the Fund’s performance for the 10-year period ended June 30, 2009 was ranked in the first quintile of

34	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the funds in the Performance University for that period. The Manager discussed with the Board the reasons for the Fund’s relative underperformance for the 1- and 3-year periods and noted the Fund’s stronger performance rankings for the 5- and 10-year periods, although performance for the two longer periods was achieved in part by a predecessor portfolio management team. With respect to the shorter periods, the Manager noted, among other things, that the Fund’s lower quality bias during the periods was, overall, a detractor from performance in late 2008 and early 2009, after which the bias was helpful to performance. The Board further noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the volatile market conditions during 2008 and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, continuation of the Management and Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund, especially in light of the Fund’s performance over the longer periods measured.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other leveraged global income closed-end funds, as classified by Lipper. The seven funds in the Expense Universe had average net common share assets ranging from $32.1 million to $1.741 billion. Four of the Performance Universe funds were larger than the Fund and two were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the contractual Management Fee was ranked sixth among the funds in the Expense Universe and was worse than the Expense Universe median. The Lipper Expense Information also showed that, on the basis of common share assets only, the actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked fifth among the funds in the Expense Universe and was worse than the Expense Universe median and that the Fund’s actual total expenses also were ranked fifth among the funds in the Expense Universe and were worse than the Expense Universe median. On the basis of both common share and leveraged assets, the Lipper Expense Information showed that the Fund’s actual Management Fee and actual total expenses both were ranked sixth among the funds in the Expense Universe and were worse than the Expense Universe median. With respect to the Fund’s contractual Management Fee, the Manager noted that the small number of funds in the Expense Universe, which included funds varying widely in size and two other funds managed by Western Asset, made

Western Asset Global Partners Income Fund Inc.	35

meaningful comparisons difficult. The Manager also noted that the inclusion of a short duration bond fund in the Performance Universe distorted the comparison further.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided to these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and overall quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had declined by 7 percent over the period covered by the analysis. The Board concluded that profitability was not excessive in light of the nature, scope and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

36	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Global Partners Income Fund Inc.	37

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Partners Income Fund Inc. was held on December 21, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
R. Jay Gerken, CFA	13,512,547	556,006
William R. Hutchinson	13,491,373	577,181
Jeswald W. Salacuse	13,482,125	586,428

At February 28, 2010, in addition to R. Jay Gerken, CFA, William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
Riordan Roett

38	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Western Asset Global Partners Income Fund Inc.	39

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended

40	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset

Global Partners Income Fund Inc.

Directors	Western Asset Global Partners Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, New York 10041	345 Park Avenue
Paolo M. Cucchi		New York, New York 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadviser	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, New York 10017
Jeswald W. Salacuse	Western Asset Management Company Limited
	Western Asset Management Company Ltd	New York Stock Exchange Symbol
Officers	Western Asset Management Company Pte. Ltd.	GDF
R. Jay Gerken, CFA
President and Chief Executive Officer	Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer and Treasurer	1 Lincoln Street
Ted P. Becker	Boston, Massachusetts 02111
Chief Compliance Officer
Robert I. Frenkel	Transfer agent
Secretary and Chief Legal Officer	American Stock Transfer & Trust Company
Thomas Mandia	59 Maiden Lane
Assistant Secretary	New York, New York 10038
Steven Frank
Controller
Albert Laskaj
Controller

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04030 4/10 SR10-1069

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)               The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)              There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	May 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	May 4, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global Partners Income Fund Inc.

Date:	May 4, 2010